                                 UNLIMITED CONTINUING GUARANTY
[MARINE MIDLAND BANK LOGO]       (Corporation, Individual, Proprietorship,
                                  Partnership)


                              Date October 30, 1998

NAME                                              STATE OF INCORPORATION IF APPLICABLE
    National Medical Health Card Systems, Inc.    New York
NO. AND STREET
    26 Harbor Park Drive
CITY, VILLAGE OR TOWN                             COUNTY                                 STATE
    Port Washington                               Nassau                                 New York
                                                                                                                  (GUARANTOR)
                                                  LENDING OFFICE, DEPARTMENT OR DIVISION
MARINE MIDLAND BANK                               Queens/LI Commercial
NO. AND STREET                                    CITY                                   STATE                     (BANK)
    534 Broad Hollow Road                         Melville                               New York

     1. GUARANTY OF PAYMENT.

     (a) Guarantor hereby unconditionally guarantees the full and prompt payment to BANK when due, whether by acceleration or otherwise, of any and all Indebtedness (as hereinafter defined) of Bert E. Brodsky (Debtor) to BANK.

     (b) As used in this Guaranty, 'Indebtedness' shall mean any and all indebtedness and other liabilities of Debtor to BANK of every kind and character and all extensions, renewals and replacements thereof, including, without limitation, all unpaid accrued interest thereon and all costs and expenses payable as hereinafter provided; (i) whether now existing or hereafter incurred;
(ii) whether direct, indirect, primary, absolute, secondary, contingent, secured, unsecured, matured or unmatured, by guarantee or otherwise; (iii) whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred; (iv) whether such indebtedness was originally contracted with BANK or with another or others; (v) whether or not such indebtedness is evidenced by a negotiable or non-negotiable instrument or any other writing; and (vi) whether such indebtedness is contracted by Debtor alone or jointly or severally with another or others.

     (c) Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by BANK to Debtor; any extension, renewal or replacement of any indebtedness, any forbearance with respect to any indebtedness or otherwise; any cancellation of an existing guaranty; any purchase of any of Debtor's assets by BANK; or any other valuable consideration.

     2. BANK'S COSTS AND EXPENSES. Guarantor agrees to pay on demand all costs and expenses of every kind incurred by BANK: (a) in enforcing this Guaranty; (b) in collecting any indebtedness from Debtor or Guarantor; (c) in realizing upon or protecting any collateral for this Guaranty or for payment of any indebtedness; and (d) for any other purpose related to the indebtedness of this Guaranty. 'Costs and expenses' as used in the preceding sentence shall include, without limitation, the actual attorneys' fees incurred by BANK in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the Federal Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.

     3. NATURE OF GUARANTY; CONTINUING, ABSOLUTE AND UNCONDITIONAL.

     (a) This Guaranty is and is intended to be a continuing guaranty of payment of the indebtedness (irrespective of the aggregate amount thereof and whether or not the indebtedness from time to time exceeds the amount of this Guaranty, if limited), independent of, in addition and without modification to, and does not impair or in any way affect, any other guaranty, indorsement, or other agreement in connection with the indebtedness, or in connection with any other indebtedness or liability to BANK, or collateral held by BANK therefor or with respect thereto, whether or not furnished by Guarantor. This Guaranty and Guarantor's obligations hereunder shall not be modified, terminated, impaired or in any way affected by the execution, delivery or performance by

Guarantor, Debtor or any other person of any other guaranty, indorsement or other agreement or the delivery of collateral therefor. Guarantor waives any claim, remedy or other right which Guarantor might now have or hereafter acquire against Debtor or any other person that is primarily or contingently liable for the indebtedness including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of BANK against Debtor or any collateral therefor which BANK now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute, or common law.

     (b) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the agreement between Guarantor and BANK. Guarantor expressly disclaims any reliance on any course of dealing or usage of trade or oral representation of BANK including, without limitation, representations to make loans to Debtor or enter into any other agreement with Debtor or Guarantor. No modification or amendment of any provision of this Guaranty and no waiver of any right by BANK shall be effective unless in writing and signed by a duly authorized officer of BANK.

     4. CERTAIN RIGHTS AND OBLIGATIONS.

     (a) Guarantor authorizes BANK, without notice, demand or additional reservation of rights against Guarantor and without affecting Guarantor's obligations hereunder, from time to time: (i) to renew, refinance, modify, subordinate, extend, increase, accelerate, or otherwise change the time for payment of, the terms of or the interest on the indebtedness or any part thereof; (ii) to accept from any person or entity and hold collateral for the payment of the indebtedness or any part thereof, and to exchange, enforce or refrain from enforcing, or release such collateral or any part thereof; (iii) to accept and hold any indorsement or guaranty of payment of the indebtedness or any part thereof or any negotiable instrument or other writing intended by any party to create an accord and satisfaction with respect to the indebtedness or any part thereof, and to discharge, terminate, release, substitute, replace or modify any such obligation of any such indorser or guarantor, or any person or entity who has given any security interest in any collateral as security for the payment of the indebtedness or any part thereof, or any other person or entity in any way obligated to pay the indebtedness or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, person or entity; (iv) to dispose of any and all collateral securing the indebtedness in any manner as BANK, in its sole discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guarantees relating to the indebtedness or any part thereof as BANK, in its sole discretion, may determine; and (v) to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the indebtedness (whether principal, interest, costs and expenses, or otherwise), including, without limitation, if this Guaranty is limited in amount, to make any such application to indebtedness, if any, in excess of the amount of this Guaranty.

     (b) If any default shall be made in the payment of any indebtedness, guarantor hereby agrees to pay the same in full: (i) without deduction by reason of any setoff, defense or counterclaim of Debtor; (ii) without requiring protest, presentment or notice of non-payment of default to Guarantor, to Debtor or to any other person; (iii) without demand for payment or proof of such demand; (iv) without requiring BANK to resort first to Debtor (this being a guaranty of payment and not of collection) or to any other guaranty or any collateral which the BANK may hold; (v) without requiring notice of acceptance hereof or assent hereto by BANK; and (vi) without requiring notice that any indebtedness has been incurred or of the reliance by the BANK upon this Guaranty; all of which Guarantor hereby waives.

     (c) Guarantor's obligation hereunder shall not be affected by any of the following, all of which Guarantor hereby waives: (i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any indebtedness or Guarantor's obligation hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or



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

loss or change in priority of any such security interest or other lien, (iii) any taking, holding, continuation, collection, modification, leasing, impairment, surrender or abandonment of, or any failure to protect, preserve or insure, any such collateral; (iv) any delay in the exercise or waiver of, any failure to exercise, or any forbearance in the excercise of, any right or remedy of BANK or any person (including, without limitation, those remedies described in Section 4(c)(iii) of this Guaranty) against Guarantor, Debtor or any person or relating to the indebtedness or any part thereof or the collateral therefor;
(v) failure of Guarantor to receive notice of any intended disposition of such collateral; (vi) any defense arising by reason of the cessation from any cause whatsoever of liability of the Debtor including, without limitation, any failure, delay, waiver, forbearance, negligence or omission by BANK in enforcing its claim against the Debtor or any collateral therefor including, without limitation, any failure to make, prove, or vote any claim relating to the indebtedness or any collateral therefor in any case or proceeding pursuant to the Federal Bankruptcy Code or any similar law, or any satisfaction of the indebtedness or any part thereof by reason of the failure of BANK to recover against any collateral therefor or the failure of BANK to obtain a judgment for any deficiency; (vii) any release, settlement, composition, adjustment, compromise, replacement, cancellation, discharge, assignment, safe, exchange, conversion, participation or other transfer or disposition of any obligation of Debtor or of any collateral therefor; (viii) the invalidity or unenforceability of any of the indebtedness; (ix) the creation of any security interest, lien or other encumbrance in favor of any person other than BANK; (x) any refusal or failure of BANK or any other person prior to the date hereof or hereafter to grant any additional loan or other credit accommodation to Debtor or BANK's or any other party's receipt of notice of such refusal or failure; (xi) any refusal or failure of BANK or any other person to provide to Guarantor any information relating to Debtor, any other guarantor, indorser, of any person or entity who has given any collateral as security for the payment of the indebtedness or any information relating to Debtor's or such guarantor's, endorser's, person's or entity financial condition, business or assets, or if such information is provided, to provide such information completely and accurately; (xii) any change in the ownership or membership of Guarantor or Debtor; (xiii) the expiration of the period of any statute of limitations with respect to any lawsuit or other legal proceeding against Debtor or any person in any way related to the indebtedness or part thereof or any collateral therefor; or (xiv) any other thing or circumstance which might otherwise constitute a defense to Guarantor's obligation hereunder.

     5. COLLATERAL.

     (a) As further security for payment of the indebtedness and of any other indebtedness, now existing or hereafter incurred, of Guarantor to BANK, Guarantor hereby grants to BANK a security interest in and lien on any and all money, securities and other property of Guarantor, and all proceeds thereof, which is or hereafter may be in the actual or constructive possession or control of BANK in any capacity or of any third party acting on BANK's behalf, including, without limitation, all deposit and other accounts and all moneys owed or to be owed by BANK to Guarantor; and with respect to all such money, securities and other property, BANK shall have all the rights and remedies of a secured party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect in New York State, in addition to those rights granted herein or in any other agreement now or hereafter in effect between Guarantor and BANK.

     (b) Guarantor agrees to furnish on BANK's demand, collateral satisfactory to BANK as security for this Guaranty and to execute such security and other documents with respect thereto as BANK shall reasonably request.

     6. GUARANTY OF PERFORMANCE. Guarantor also guarantees the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by Debtor to BANK. Every provision for the benefit of the BANK contained in this Guaranty shall apply to the guaranty of performance given in this paragraph.

     7. TERMINATION. This Guaranty shall remain in full force and effect as to each Guarantor until the officer in charge of the Lending Office, Department or Division of BANK indicated above



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

shall acutally receive from such Guarantor written notice of its discontinuance, or notice of the death or judicial declaration of incompetency of such Guarantor; provided, however, this Guaranty shall remain in full force and effect thereafter until all indebtedness outstanding, or contracted or committed for (whether or not outstanding), before the receipt of such notice by BANK, and any extensions, renewals or replacements thereof (whether made before or after receipt of such notice), together with interest accruing thereon after such notice, shall be finally and irrevocably paid in full. Discontinuance of this Guaranty as to one Guarantor shall not operate as a discontinuance hereof as to any other Guarantor. Payment of all of the indebtedness from time to time shall not operate as a discontinuance of this Guaranty, unless notice of discontinuance as above provided has theretofore actually been received by BANK, Guarantor agrees that, to the extent that Debtor makes a payment or payments to BANK on the indebtedness, or BANK receives any proceeds of collateral to be applied to the indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise are required to be repaid to Debtor, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, notwithstanding any contrary action which may have been taken by BANK in reliance upon such payment or payments. As of the date any payment or proceeds of collateral are returned, the statute of limitations shall start anew with respect to any action or proceeding by BANK against Guarantor under this Guaranty. Guaranty shall defend and indemnify BANK of and from any claim or loss under this paragraph including actual attorneys' and paralegals' fees and expenses in the defense of any such action or suit.

     8. OTHER PARTIES; JOINT AND SEVERAL LIABILITY.

     (a) BANK shall have the right to discharge or release one or more of the undersigned from any obligation hereunder, in whole or in part,

                                       -2-


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

without in any way releasing, impairing or affecting its right against the other or others of the undersigned. The failure of any other person to sign this Guaranty shall not release or affect the obligations or liability of the undersigned.

     (b) If more than one party executes this Guaranty, the obligations of the undersigned hereunder shall be joint and several and the term 'Guarantor' shall include each as well as all of them.

     9. HAZARDOUS SUBSTANCES. For the purposes of this Section 9, (i) 'Hazardous Substances' means, without limitation, any explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or any other material defined as a hazardous substance in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq., and (ii) 'Release' has the same meaning as given to that term in Section 101(22) of such Act and the regulations promulgated thereunder. Guarantor agrees to indemnify, defend, and hold harmless BANK from and against any and all liabilities, claims, damages, penalties, liens, expenditures, losses, and charges including, but not limited to, all costs of investigation, monitoring, legal representation, remedial response, removal, restoration or permit acquisition, which may now or in the future be undertaken, suffered, paid, awarded, assessed, or otherwise incurred by BANK as a result of the presence or suspected presence of, Release of or threatened Release of Hazardous Substances on, in, under or near any property or improvements thereon, owned, leased or operated by Debtor or Guarantor. The liability of Guarantor to BANK under the convenants of this Section is not limited by any exculpatory provisions in any agreement in connection with the indebtedness or collateral therefor and shall survive repayment of the indebtedness or any transfer or termination of any agreement in connection with the indebtedness or collateral therefor or this Guaranty regardless of the means of such transfer or termination.

     10. MISCELLANEOUS.

     (a) 'Debtor' and 'Guarantor' as used in this Guaranty shall include: (i) any successor individual or individuals, association, partnership or corporation to which all or a substantial part of the business or assets of Debtor or Guarantor shall have been transferred including, without limitation, a debtor in possession under the Federal Bankruptcy Code; (ii) in the case of a partnership Debtor or Guarantor, any new partnership which shall have been created by reason of the admission of any new partner or partners therein or by reason of the dissolution of the existing partnership by voluntary agreement or the death, resignation or other withdrawal of any partner; and (iii) in the case of a corporate Debtor or Guarantor, any other corporation into or with which Guarantor or Debtor (if Debtor is a corporation) shall have been merged, consolidated, reorganized, or absorbed.

     (b) Without limiting any other right of BANK, whenever BANK has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), BANK at its sole election may set off against the Indebtedness any and all moneys then owned to Guarantor by BANK in any capacity, whether or not the Indebtedness or the obligation to pay such moneys owed by BANK is then due, and BANK shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on BANK's records subsequent thereto.

     (c) Guarantor's obligation hereunder is to pay the Indebtedness in full when due according to its terms, and shall not be affected by any extension of time for payment by Debtor, any bar to the enforceability of the Indebtedness, or any limitation on the right to attorneys' fees, resulting from any proceeding under the Federal Bankruptcy Code or any similar law. Guarantor's obligation under this Guaranty shall also include payment of interest accrued on the Indebtedness before or after a filing of a petition under the bankruptcy laws and interest on, and principal of, loans made to the debtor in possession after the filing of such a petition by or against Debtor.

     (d) No course of dealing or usage of trade, and no oral or written representations or agreement, between Debtor or Guarantor and BANK, whether or not relied on or acted upon, and no




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

act, delay or omission by BANK in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise there of shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The giving of notice or a demand by BANK at any time shall not operate as a waiver in the future of the BANK's right to exercise any right or remedy without notice or demand. BANK may remedy and default by Debtor under any agreement with Debtor or with respect to any Indebtedness in any reasonable manner, without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. After Debtor's failure to pay the Indebtedness in full, or any part thereof, BANK may exercise against Guarantor each right and remedy of a creditor against a principal debtor upon a past due liquidated obligation. All rights and remedies of BANK hereunder are cumulative.

     (e) BANK and Guarantor as used herein shall include the heirs, executors or administrators, or successors or assigns, of those parties. The rights and benefits of BANK hereunder shall, if BANK so directs, inure to any party acquiring any interest in the Indebtedness or any part thereof. If any right of BANK hereunder is construed to be a power of attorney, such power of attorney shall not be affected by the subsequent disability or incompetence of Debtor or Guarantor.

     (f) BANK's rights and remedies under this Guaranty are assignable and any participation may be granted by BANK herein in connection with the assignment or granting of a participation by BANK in the Indebtedness or any part thereof.

     (g) Captions of the sections of this Guaranty are solely for the convenience of BANK and Guarantor, and are not an aid in the interpretation of this Guaranty.

     (h) GUARANTOR AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS GUARANTY MAY BE COMMENCED IN THE SUPREME COURT OF NEW YORK IN ANY COUNTY, OR IN THE DISTRICT COURT OF THE UNITED STATES IN ANY DISTRICT, IN WHICH BANK HAS AN OFFICE, AND GUARANTOR WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED MAIL TO GUARANTOR AT THE ADDRESS SPECIFIED ABOVE, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF NEW YORK OR THE UNITED STATES.

     (i) If any provision of this Guaranty is unenforceable in whole or in part for any reason, it shall be deemed modified to the extent necessary to make it or the applicable provision enforceable, or if for any reason such provision is not deemed modified, the remaining provisions shall continue to be effective.

     (j) Any payment or other act which results in the extension or renewal of the statute of limitations in connection with any action or proceeding against the Debtor relating to the Indebtedness, shall extend or renew the statute of limitations in connection with any action or other proceeding against the Guarantor in connection with this Guaranty whether or not Guarantor had notice of, or consented to, such payment or act.

     (k) Any demand for payment against Guarantor made by BANK under this Guaranty shall be in writing and delivered in person or by first class mail postage prepaid at the Guarantor's address first written above, and shall be deemed received: (i) upon delivery, if delivered in person, and (ii) two days after deposited in the mail or delivered to the post office, if mailed.

     (l) This Guaranty and the transactions evidenced hereby shall be construed under the laws of New York State without regard to principles of conflicts of law.

     (m) GUARANTOR AND BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY GUARANTOR AND BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE GUARANTY OR THE TRANSACTIONS RELATED HERETO. GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. GUARANTOR ACKNOWLEDGES THAT BANK HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

                                     -3-


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

     This Guaranty is unlimited in amount unless an amount is inserted in the space at the end of this paragraph. Only if an amount is so inserted, this Guaranty is limited to that amount (hereinafter referred to as the 'Maximum Amount'), plus the sum of: (a) all unpaid interest which accrues on the Maximum Amount until payment of the Maximum Amount in full, calculated at the rate provided for in any instrument, document or agreement evidencing or pertaining to the indebtedness; (b) all costs and expenses payable pursuant to Section 2(a) of this Guaranty; and (c) an amount equal to a fraction of all costs and expenses payable pursuant to Section 2(b), 2(c) and 2(d) of this Guaranty, the numerator of which fraction is the Maximum Amount and the denominator of which fraction is the sum of all outstanding indebtedness (less any unpaid accrued interest thereon), if such indebtedness is either (i) payable on demand by its terms and for which the BANK has made demand for payment, or (ii) payable other than on demand by its terms and is presently due and owing, whether by maturity, acceleration or otherwise. Maximum Amount unlimited.



(SEAL)                         Guarantor(s) Name: National Medical Health
                                                  Card Systems, Inc.
                                                  ---------------------------

                               By: BERT E. BRODSKY
                                   ------------------------------------------

                               Print Name: Bert E. Brodsky
                                           ----------------------------------

                               Title: President
                                      ---------------------------------------

                     INDIVIDUAL OR PROPRIETORSHIP

STATE OF------------------                                  NOT APPLICABLE
                                ss.:
COUNTY OF------------------


On  _______________________,   _________________________  before  me  personally
________________________________ came to me known to be the person(s) described in and who executed the foregoing Guaranty, and (severally) acknowledged to me that (s)he executed the same.


                                               -----------------------------
                                                        NOTARY PUBLIC

                              PARTNERSHIP                         NOT APPLICABLE

STATE                              OF ---------------------- ss.:
COUNTY OF ---------------------

     On  ________________________  ,  ___________________  before me  personally
____________________________________  came  to me  known  to be the  person  who executed the foregoing Guaranty and who, being duly sworn by me, did depose and say that (s)he is a general partner in the partnership described in the foregoing Guaranty, that (s)he executed the foregoing Guaranty in the name of such partnership and that (s)he had authority to sign the same; and (s)he acknowledged to me that (s)he executed the same as the act and deed of such partnership.

                                                  -------------------------
                                                        NOTARY PUBLIC
                                    -4-

       TO BE USED ONLY FOR A CORPORATION INCOPORATED IN NEW YORK STATE --
             OTHERWISE CONSULT REGION/DIVISION LOAN ADMINISTRATION
--------------------------------------------------------------------------------

                           SECRETARY CERTIFICATION OF
                           BOARD OF DIRECTORS ACTION

The undersigned hereby certifies that:

     I am the duly elected Secretary of National Medical Health Card Systems, Inc. (Company), a corporation duly organized and existing under the laws of the State of New York.

     The following resolutions are a true and correct copy of those duly and unanimously adopted at a meeting of the Board of Directors of the Company duly called and held on October 30, 1998 at which a quorum was present and participating throughout.

     The resolutions have not been amended or revoked and are in all respects, as of the date hereof, in full force and effect.

     I have personally examined the Certificate of incorporation and By-Laws of the Company and all amendments thereof (Charter Documents). These resolutions were adopted in accordance with the Charter Documents and applicable law, and neither these resolutions nor any action taken or to be taken pursuant to them are or will be in contravention of any provision of the Charter Documents or any agreements other instrument to which the Company is a party or which is binding upon the Company.

     The undersigned has executed this certificate as Secretary and impressed the seal of the Company hereon this 30th day of October 1998

                                 GERALD SHAPIRO
-----------------------------------                 -----------------------------
               (SEAL)                                SECRETARY Gerald Shapiro

                                      (or)
                         UNANIMOUS CONSENT OF DIRECTORS

     The undersigned, all of the directors of _____________ (The Company) hereby adopt and consent to the adoption of the following resolutions.

            Signatures                     Print or Type Names of Signatures

-----------------------------------      --------------------------------------

-----------------------------------      --------------------------------------

-----------------------------------      --------------------------------------

-----------------------------------      --------------------------------------

-----------------------------------      --------------------------------------

     The undersigned, the duly elected Secretary of the Company, hereby certifies that the foregoing are the signatures of all of the directors of said corporation.

Dated:
     ---------------------------------          -------------------------------
                        (SEAL)                              SECRETARY

                                  RESOLUTIONS

     WHEREAS, Bert E. Brodsky (borrower) desires or may desire at some time and from time to time to obtain loans or other financial accommodations from Marine Midland Bank (BANK); and

     WHEREAS, National Medical Health Card Systems, Inc. (Company) is financially interested in the affairs of the Borrower and expects to derive advantage from each and every such loan or accommodation;

     WHEREAS, more specifically, the borrower is using the proceeds of the loan to purchase common stock in the Company, thereby improving the Company's net worth which will enable the Company to obtain a new contract with a company in Michigan.

     NOW, THEREFORE, BE IT RESOLVED, that any officer of the Company acting alone is hereby authorized and directed on behalf of the Company to execute and deliver to the BANK the Company's continuing, absolute and unconditional guaranty of the full and prompt payment of the BANK when due, whether by acceleration or otherwise, of any and all indebtedness and liabilities of the Borrower to the BANK, whether now existing or hereafter incurred, of every kind and character, direct or indirect, and whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred and the unpaid accrued interest thereon, plus all costs and expenses incurred by the BANK in endeavoring to collect such indebtedness and in enforcing such guaranty;

     RESOLVED FURTHER, that any officer of the Company acting alone is hereby authorized on behalf of the Company to execute and deliver to the BANK one or more mortgages security agreements or similar documents granting interests in any or all assets of the Company, now owned or hereafter acquired.

     RESOLVED FURTHER, that any officer of the Company acting alone is hereby authorized and directed on behalf of the Company to execute and deliver to the BANK any and all other documents and to take any and all other action as may be requested by the bank in connection with the aforesaid guaranty, security and any related matters, and that any and all documents and agreements heretofore executed and actions heretofore taken in connection with the aforesaid guaranty and any related matters are hereby in all respects ratified, confirmed, and approved as the act or acts of the Company;

     RESOLVED FURTHER, that each of the foregoing documents mentioned in these resolutions be in such form and content as the BANK my request.

                                  CORPORATION

STATE OF NEW YORK :
                  :  SS.:
COUNTY OF NASSAU  :

     On October 30, 1998 before me personally came Bert E. Brodsky; to me known, who, being by me duly sworn, did depose and say that (s)he resides at South Road, Sands Point, NY that (s)he is President of National Medical Health Card Systems, Inc., the corporation described in and which executed the foregoing instrument; and that (s)he signed his (her) name thereto by order of the Board of Directors of said corporation.

                                                           LINDA M. SCARPANTONIO
                                                           ---------------------
                                                                   NOTARY PUBLIC

                                LINDA M. SCARPANTONIO
                        NOTARY PUBLIC, State of New York
                                 No. 30-479564
                           Qualified in Nassau County
                     Commission Expires September 30, 2000
     ---------------------------------------------------------------------------

          TO BE USED ONLY FOR A CORPORATION INCORPORATED IN NEW YORK STATE-
             OTHERWISE CONSULT REGION/DIVISION LOAN ADMINISTRATION
     ---------------------------------------------------------------------------

                          SHAREHOLDERS' CONSENT TO GUARANTY

     The undersigned, being collectively the holders and owners of all of the issued and outstanding shares of stock of National Medical Health Card Systems, Inc., a corporation organized and existing under the laws of New York (Company), entitled to vote on an authorization to guarantee, do hereby authorize and consent that: (a) the Company continuously, absolutely and unconditionally guarantee to Marine Midland BANK (BANK), the full and prompt payment, when due, whether by acceleration or otherwise, of any and all indebtedness and liabilities of Bert E. Brodsky to the BANK, whether now existing or hereafter incurred, of every kind and character, direct or indirect, and whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, and the unpaid accured interest thereon, plus all costs and expenses incurred by the BANK in endeavoring to collect such indebtedness and in enforcing such guaranty; (b) the Company secure such guaranty by any or all assets of the Company, now owned or hereafter acquired; and (c) the Company execute and deliver to the BANK any and all documents and take any and all action as may be requested by the BANK in connection with such guaranty, such security and any related matters.

     Dated: October 30, 1998

                                               Print or Type
        Signatures                           Names of Signators                 No. of Shares

      BERT E. BRODSKY                          Bert E. Brodsky                   24,584,000
 ---------------------------            ----------------------------          ---------------
      GERALD SHAPIRO                            Gerald Shapiro                    3,000,000
 ---------------------------            ----------------------------          ---------------
 ---------------------------            ----------------------------          ---------------
 ---------------------------            ----------------------------          ---------------
 ---------------------------            ----------------------------          ---------------

     I do hereby CERTIFY that I am Secretary of the Company; that I have custody of the stockbooks and records of the Company and the signatures appearing above constitute the signatures of holders of record of all of the issued and outstanding shares of the Company entitled to vote on the aforesaid authorization to guarantee.

     WITNESS my hand and the seal of the Company this 30th day of October, 1998

                                 Gerald Shapiro
                                                  -----------------------------
                            Secretary Gerald Shapiro
(SEAL)